UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.   )

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NEW PEOPLES BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive
Honaker, Virginia 24260

Dear Shareholder:

You are cordially invited to attend the 2018 Annual Meeting of Shareholders of New Peoples Bankshares, Inc. (the “Company”) to be held on Tuesday, May 15, 2018, at 6:00 p.m. at the Abingdon office of New Peoples Bank, 350 West Main Street, Abingdon, Virginia 24210. At the Annual Meeting, you will be asked to vote on three proposals. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please read this Proxy Statement and submit your Proxy via the Internet, or by using the toll-free telephone number or by completing, signing, dating and returning your Proxy promptly using the enclosed postage-paid envelope. Your Proxy may be revoked at any time before it has been voted.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ C. Todd Asbury

C. Todd Asbury
President and Chief Executive Officer

Honaker, Virginia

April 2, 2018

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of New Peoples Bankshares, Inc. (the “Company”) will be held on Tuesday, May 15, 2018 at 6:00 p.m. at the Abingdon office of New Peoples Bank, 350 West Main Street, Abingdon, Virginia 24210, for the following purposes:

1. To elect four directors to serve for terms of three years each expiring at the 2021 annual meeting of shareholders; and one director to serve a one year term expiring at the 2019 annual meeting of shareholders; and

2. To approve a non-binding resolution on the compensation of the named executive officers disclosed in this proxy statement.

3. To ratify the Audit Committee’s appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

4. Act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on March 21, 2018, the record date set by our Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting.

It is important that as many shares as possible be represented at the Annual Meeting. Please read this Proxy Statement and submit your Proxy via the Internet, or by using the toll-free telephone number or by completing, signing, dating and returning your Proxy promptly using the enclosed postage-paid envelope. You may revoke your proxy at any time before it has been voted.

By Order of the Board of Directors

/s/ John J. Boczar

John J. Boczar
Secretary

April 2, 2018

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 15, 2018.

The Proxy Statement, proxy card and the 2017 Annual Report to stockholders on Form 10-K are available at http://www.edocumentview.com/NWPP.

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

________________________________________________

PROXY STATEMENT

2018 ANNUAL MEETING OF SHAREHOLDERS

________________________________________________

This Proxy Statement is furnished to holders of the common stock, par value $2.00 per share (“Common Stock”), of New Peoples Bankshares, Inc., in connection with the solicitation of proxies by our Board of Directors on behalf of the Company to be used at the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, May 15, 2018 at 6:00 p.m. at the Abingdon office of New Peoples Bank, 350 West Main Street, Abingdon, Virginia 24210, and any duly reconvened meeting after adjournment thereof.

Your vote is very important, regardless of the number of shares you own. You are urged to submit your vote as soon as possible. You will have the option to vote by telephone, via the Internet or by completing, dating and signing a proxy and returning it to the Company. Any shareholder who executes a proxy has the power to revoke it at any time by written notice to our Secretary, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 2, 2018 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by us. We do not intend to solicit proxies other than by use of mail, however certain officers and our regular employees or our subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

To reduce the expenses of delivering duplicate proxy materials to shareholders, we are relying upon SEC rules that permit us to deliver only one proxy statement and annual report to multiple shareholders who share an address unless we received contrary instructions from any shareholder at that address. All shareholders sharing an address will continue to receive separate proxy cards based on their registered ownership of Common Stock. Any shareholder sharing an address who does not receive an individual proxy statement and annual report may write or call Computershare Investor Services (“Computershare”) as specified below and Computershare will promptly send the materials to the shareholder at no cost. For future meetings, a shareholder may request separate copies of our proxy statement and annual report, or request that we only send one set of these materials if the shareholder is receiving multiple copies, by contacting Computershare at Attn.: Shareholder Services, 211 Quality Circle, Suite 210, College Station, TX 77845 or by telephoning Computershare toll free at 1-800-368-5948.

On March 21, 2018, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 23,922,086 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item, and generally will have no effect on whether or not the item is approved.

A broker who holds shares in “street name” is prohibited from voting on certain items when he or she has not received instructions on how to vote from the beneficial owner, but on other items the broker is entitled to vote without instructions from the beneficial owner. Brokers are not permitted to vote for the election of directors or on the advisory resolution on named executive compensation without specific instruction from the beneficial owner of the shares in street name. “Broker shares” for which at least one vote on a matter has been casted will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Broker non-votes will not be counted as voting in favor of any particular matter. “Broker shares” that are not voted on any matter at the Annual Meeting will not be counted for purposes of determining the existence of a quorum.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Board of Directors consists of ten current members, four of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each expiring on the date of the annual meeting of shareholders in 2021. Additionally, the chief executive officer has been nominated for election to serve for a term of one year, expiring on the date of the annual meeting of shareholders in 2019. Six other directors are serving terms that end in either 2019 or 2020, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the five nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience for the past five years, unless otherwise noted, and the year that each individual was first elected to our Board of Directors or earlier to the Board of Directors of New Peoples Bank, Inc. (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company.

Nominees for Election for Terms Expiring in 2021

Joe M. Carter, 80, is a retired general manager of Daugherty Chevrolet in Gate City, Virginia, where he served 43 years in this role until 2008. He served as an advisory Board member of the former Peoples Bank, Inc. and its successors, Premier Bank – Central, N.A. and First Virginia Bank Southwest. Mr. Carter has served on the Scott County Economic Development Board of Directors from 1998 to 2000. He has been a director of the Company since 1998. Mr. Carter’s experience in the automotive industry and consumer finance assists the Board of Directors in understanding these businesses which are important in the Company’s markets.

Harold Lynn Keene, 63, has been President of Keene Carpet, Inc. since 1976 and was President of Harold Keene Coal Co., Inc. until its sale in January 2011. He served as a bank director for Peoples Bank, Inc. and its successor Premier Bank-Central, N.A. He also served as an advisory board member with First Virginia Bank Southwest. He has been a director of the Company since 1998. He has been the Chairman of the Board of Directors of the Company and the Bank since May 2014. Mr. Keene’s experience in banking provides an important resource to the Board of Directors in dealing with bank and finance-related matters. His experience in the coal industry provides for a resource in the coal industry which is an important market for the Company.

Fred W. Meade, 84, is the retired President of Big M Stores, Inc., a retail department store and flooring business, which he owned from 1973 to 2017. He also has been involved in real estate development and rental properties since 1980. He served as a Board member of Southwest Bank of Virginia and as an advisory board member for the former Bank of Virginia and Signet Bank. Mr. Meade served as a member of the Russell County Economic Development board for the past twenty-five years. In addition, he has served as a member of the Board of Directors of the Russell County Chamber of Commerce. He has been a director of the Company since 1998. Mr. Meade’s experience in the retail business, real estate, economic development, and bank board experience are very important to the Board of Directors.

J. Robert Buchanan, 66 is a retired veteran Virginia banker with more than 40 years of industry experience. He served most recently as President, Chief Executive Officer and Director of First Region Bancshares and First Sentinel Bank from 2008 through 2015. He also held positions as Chief Financial Officer with National Bankshares, Inc., National Bank of Blacksburg, and Premier Bankshares Corporation; as Controller and Internal Auditor with Dominion Bank of Middle Tennessee; and internal auditor with Virginia Polytechnic Institute. He began his career as an assistant bank examiner in the Fifth National Bank Region of the OCC. Based on his extensive banking background, Mr. Buchanan was appointed to boards of the Bank and the Company January 22, 2018. Based on his extensive banking experience, Mr. Buchanan is well qualified to serve as a director.

Nominee for Election for Term Expiring in 2019

C. Todd Asbury, age 47, has served as the Company and Bank’s President and Chief Executive Officer since December 17, 2014. He previously served as Executive Vice President, Chief Financial Officer, and Treasurer of both the Company and the Bank from May 2009 to December 2014. Mr. Asbury served as Secretary of the Company and the Bank from May 2010 to December 2014. He served as Senior Vice President, Chief Financial Officer, and Treasurer of the Company and the Bank starting in December 2003. Prior to joining the company, he worked for several community financial institutions and in public accounting. He is a certified public accountant. Mr. Asbury serves as Vice Chairman of the Board of Trustees of Bluefield College, as a member of the Board of Trustees of the Virginia Bankers’ Association School of Bank Management, and as a member of the Southwest Virginia Workforce Development Board of Directors. Based on his background and extensive understanding of the operations of the Company, Mr. Asbury is well qualified to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO: ADVISORY VOTE

ON THE APPROVAL OF COMPENSATION

OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) enables our shareholders to approve, on an advisory or nonbinding basis, the compensation of the Company’s named executive officers, as described in the disclosures and discussion regarding executive compensation in this proxy statement. Our performance-related compensation philosophy is the basis for all of our compensation decisions.  Please refer to “Executive Compensation” for an overview of the compensation of the Company’s named executive officers. At the 2011 Annual Meeting of Shareholders, the shareholders approved a proposal on how frequently to hold this advisory nonbinding vote on compensation for named executive officers, which was to hold such vote annually.

We are asking for stockholder approval of our named executive officers’ compensation as described in this proxy.  The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices discussed in this proxy. Because the vote is advisory, it will not be binding on the Company or its Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The compensation of our Chief Executive Officer, C. Todd Asbury, is included in the overall executive officer compensation which is the subject of this Proposal. Mr. Asbury attends the Board’s Compensation Committee although he does not participate in any discussion or approval of his own compensation. A majority vote of the shares present in person or by proxy is required to approve this resolution.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL THREE: RATIFICATION OF

APPOINTMENTOF INDEPENDENT AUDITORS

For the year ending December 31, 2018, the Audit Committee of the Board of Directors has selected Elliott Davis, LLC, an independent registered public accounting firm, to perform the audit of the Company’s financial statements.

The selection of Elliott Davis, LLC as the Company’s independent auditors is not required to be submitted to a vote of the shareholders for ratification. The Company is doing so because it believes that it is a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection of Elliott Davis, LLC, the Audit Committee will reconsider whether to retain Elliott Davis, LLC, and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in the Company’s best interests. Approval of this Proposal requires the affirmative vote of a majority of the shares voted on the Proposal.

A representative of Elliott Davis, LLC is expected to be at the Annual Meeting of Shareholders. That representative will have the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

Incumbent Directors Whose Terms Expire in 2019

Tim W. Ball, 58, has been President, Owner and Operator of Ball Coal Company and owner of Tim Ball Trucking Company since 1985, and President of Tim Ball Farming Corporation since 1987. He is active in various community services. He has been a director of the Company since 1999. Mr. Ball’s experience in the coal industry and farming serve well for the Board of Directors because many of the Company’s customers are involved in these lines of business.

Michael G. McGlothlin, 66, an attorney is President of the Appalachian College of Pharmacy (2005 to 2006 and 2008 to present).  He also serves as President of Watkins Branch Development, LTD and The Inn on Garden Creek, LTD, as Secretary and Director of MGM Methane Corporation, as Trustee and Treasurer of the Appalachian School of Law, and as a Trustee and as Secretary of the McGlothlin Foundation.  He has been the owner of Michael G. McGlothlin, Attorney-at-Law in Grundy, Virginia since 2002.   He previously served as Commonwealth Attorney for Buchanan County, Virginia and as County Attorney for Buchanan County, Virginia. Mr. McGlothlin is past President of the Buchanan County Bar Association.

Mr. McGlothlin has been a Director of the Company and the Bank since 1998. Mr. McGlothlin’s experience as an attorney, administrator, and organization and community leader provide the Board with a broad range of professional experience and his community involvement assists the Board in understanding the communities it serves and developing relationships within those communities.

B. Scott White, 72, is a retired cattle rancher in Castlewood, Virginia, as well as a private investor. He was the President and CEO of a multi-state rock quarry, White Stone Company and White’s Pelletizing Company until the company was sold in 1997.  Mr. White also previously served as General Manager of Sky Blue Tower Company, LLC, a cell phone tower rental company in southwest Virginia. Currently, he serves on the Board of Rockydale Quarries in Roanoke, Virginia. He has been a director since 1998.  Mr. White’s experience as a small business owner and rancher provides experience to the Board relevant to its small business and agricultural customer base.

Incumbent Directors Whose Terms Expire in 2020

John D. Cox, 61, is the owner of Cox Tractor Company, a farm equipment business that he has owned and operated since 1978 located in Kingsport, Tennessee. Mr. Cox is also a local farmer and entrepreneur. Mr. Cox has served as a director of the Company since 1998 and served as Chairman of the Board of Directors for the Company and the Bank for two years 2012 through 2014. Mr. Cox’s experience in agriculture and agriculturally-related small businesses support the Company’s significant customer base in these markets.

Charles H. Gent, Jr., 58, is self-employed in the logging and farming industries in Honaker, Virginia and has served as Vice Chairman of the Board of Directors of the Company and the Bank since December 2012. He is President of C & R Gent Logging. Mr. Gent is also involved in farming and various real estate ventures with his family. Previously, he was vice president and owner of Genwal Coal Company in Utah.. He is actively involved in several community activities. He has been a director since 1998. Mr. Gent’s experience in logging and mining, as well as real estate and farming, provides experience to the Board relevant to understanding these businesses in the Company’s rural markets.

Eugene S. Hearl, 86, is a retired banker that has over 44 years of banking experience serving in capacities as President and CEO for two community banks, TruPoint Bank and the former Cumberland Bank, and as the Regional President for the former Dominion Bank in the Southwest Virginia market. Mr. Hearl was appointed as a director of the Company on November 29, 2010. Mr. Hearl’s vast wealth of knowledge in community banking and the various industries in our local markets provide additional financial institution management skills and perspective to the Board.

Executive Officers Who Are Not Directors

The following biographical information discloses the age and business experience in the past five years for each of our executive officers who are not directors.

C. Todd Asbury, age 47, has served as the Company and Bank’s President and Chief Executive Officer since December 17, 2014. He had previously served as Executive Vice President, Chief Financial Officer, and Treasurer of both the Company and the Bank from May 2009 to December 2014. Mr. Asbury had served as Secretary of the Company and the Bank from May 2010 to December 2014. He served as Senior Vice President, Chief Financial Officer, and Treasurer of the Company and the Bank starting in December 2003.

John W. Beard, Jr., age 65, has served as Executive Vice President and Chief Credit Officer of the Bank since January 25, 2016. He had served as Senior Vice President and Senior Credit Officer of Hometrust Bank, from June 2014 to January 2016.  Prior to that, he served as the Chief Credit Officer and Executive Vice President of Jefferson Federal Bank from March 2012 to May 2014.  Prior to that, he served as the President and CEO of Citizens Bank; and Senior Credit Officer for Northeast Tennessee for First Tennessee Bank.

John J. Boczar, age 59, has served as Executive Vice President and Chief Financial Officer of both the Company and the Bank and Secretary and Treasurer the Company since January 2, 2018. He brings more than 35 years of community banking experience to the Company. He joins the company from Bank of North Carolina, where he served in various positions from 2012 through 2017; most recently as Senior Vice President and Director of Tax Reporting and Compliance. Prior to this role, Mr. Boczar was the Vice President and Corporate Accountant. Previous roles include Executive Vice President and Chief Financial Officer of Carolina Federal Savings Bank from 2006 to 2012. He also held financial and executive positions with two Pennsylvania community banks, and an extensive background in public accounting.

Frank Sexton, Jr., age 68, has served as Executive Vice President and Chief Operating Officer of both the Company and the Bank since December 2003. He had previously served as Interim Chief Financial Officer, Secretary, and Treasurer of the Company and Bank from December 17, 2014 to April 26, 2015, and again from June 30, 2017 to December 31, 2017. He had previously served as the Company’s Executive Vice President, Chief Financial Officer and Secretary since 2001 and the Bank’s Executive Vice President and Cashier since 1998.

Security Ownership of Management

The following table sets forth, as of March 21, 2018, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the individual’s spouse, minor children or other relatives of the individual living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)		Percent of Class (2)

C. Todd Asbury	3,700		*
Tim W. Ball	3,432		*
John W. Beard, Jr.	3,000		*
John J. Boczar	5,000		*
J. Robert Buchanan	2,600		*
Joe M. Carter	29,955	(3)	*
John D. Cox	434,496	(4)	1.82%
Charles H. Gent, Jr.	31,970	(5)	*
Eugene Hearl	3,297		*
Harold Lynn Keene	4,391,116	(6)	18.36%
Michael G. McGlothlin	458,267		1.92%
Fred W. Meade	44,609	(7)	*
Frank Sexton, Jr.	54,035	(8)	*
B. Scott White	4,942,209	(9)	20.66%
All Directors and Executive Officers as a Group (14 persons)	10,407,686		43.51%

*       Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1) Except as otherwise indicated, each director, director nominee or executive officer has sole voting power and investment power with respect to the shares shown.

(2) Based on 23,922,086 shares of Common Stock issued and outstanding on March 21, 2018.

(3) Includes 8,201 shares held by Mr. Carter's wife.

(4) Includes 58,914 shares held by Mr. Cox's wife.

(5) Includes 2,860 shares held by Mr. Gent's wife, 2,860 shares Mr. Gent holds as custodian for his child, and 4,800 held jointly with his wife.

(6) Includes 975,000 shares held by H.L. Keene, L.L.C. in which Mr. Keene is the sole manager and 500 shares held by The Harold Lynn Keene Trust.

(7) Includes 36,036 shares Mr. Meade holds jointly with his wife.

(8) Includes 440 shares Mr. Sexton holds jointly with his child.

(9) Includes 2,061,666 shares held by SBTB, L.P. in which Mr. White is a general partner, 874,842 shares held by Sky Investments, LLC in which

Mr. White is the manager, 172,160 shares held by Mr. White's wife and 9,056 shares Mr. White holds as trustee.

Security Ownership of Certain Beneficial Owners

As of March 21, 2018, the following persons are known to us that beneficially own five percent or more of the Company’s stock. Other than as disclosed below, the Company is not aware of any person or group, as those terms are defined in the Securities Exchange Act of 1934, who beneficially owned more than 5% of the outstanding Common Stock as of March 21, 2018.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Harold Lynn Keene Post Office Box 1320 Lebanon, Virginia 24260	4,391,116	18.36%
Richard G. Preservati, Sr. Post Office Box 1003 Princeton, West Virginia 24740 Blaine Scott White Post Office Box 520 Castlewood, Virginia 24224	3,039,999 4,942,209	12.71% 20.66%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain officers to file reports with the Securities and Exchange Commission (“SEC”) indicating their holdings of, or transactions in, our equity securities.  Based on a review of these reports and written representations furnished to us, we believe that our directors and officers complied with all Section 16(a) filing requirements with respect to 2017.

Director Compensation

The following table sets forth, as of December 31, 2017, certain information with respect to director compensation for each of the members of the Board of Directors. The directors did not receive any other compensation during 2017 for their services as directors on the Board.

Director Compensation for 2017
Name	Fees Earned or Paid in Cash ($)	Total ($)
Tim W. Ball	9,200	9,200
Joe M. Carter	15,000	15,000
John D. Cox	14,800	14,800
Charles H. Gent, Jr.	9,200	9,200
Eugene Hearl	12,200	12,200
Harold Lynn Keene, Jr.	15,700	15,700
Michael G. McGlothlin	9,400	9,400
Fred W. Meade	13,000	13,000
B. Scott White	15,400	15,400

In 2017, each director was paid $700 per month for service on the Board of Directors and $200 per committee meeting for each committee of which a director is a member. For 2018, the fees remain the same, except for the fee for Mr. Keene as chairman is increased to $1,000 per month.

CORPORATE GOVERNANCE

General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board are kept informed of our business through discussions with our executive officers and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board of Directors has determined that all ten members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”).  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary bank may conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers; however, in 2017, no transactions occurred with such companies.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for our directors, executive officers, and senior officers who have financial responsibilities. The Code of Ethics is designed to promote, among other things, honest and ethical conduct, proper disclosure of financial information in our periodic reports, and compliance with applicable laws, rules and regulations by our senior officers who have financial responsibilities.

A copy of the Code of Ethics may be obtained on our website at www.npbankshares.com/code-of-ethics.aspx.

Whistleblower Procedures

The Audit Committee and the Board of Directors have approved procedures for the receipt, retention and treatment of reports or complaints to the Audit Committee regarding accounting, internal accounting controls, auditing matters and legal or regulatory matters.  There are also procedures for the submission by Company or Bank employees of confidential, anonymous reports to the Audit Committee.

Communications with Directors

Any director may be contacted by writing to him c/o Post Office Box 1810, Honaker, Virginia 24260. Communications to the directors as a group may be sent to the same address, c/o the Secretary of the Company. We promptly forward, without screening, all such correspondence to the indicated directors.

Board Leadership

The Company’s and the Bank’s Boards of Directors are currently composed of non-management members.

The Chairman of the Board is occupied by a non-management member. The Board believes that the principal role of the President and Chief Executive Officer is to manage the business of the company in a safe, sound, and profitable manner.  The role of the Board, including its Chairman, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the organization for the benefit of its shareholders, to adopt or approve major policies and procedures, to oversee financial reporting and compliance, and to balance the interests of the Company’s constituencies including shareholders, customers, employees, and communities. The Board believes that the addition of the President and CEO to the Boards of the Company and the Bank enhances the effectiveness of the boards’ activities due to the operational expertise and institutional knowledge possessed by the President and Chief Executive Officer. Executive sessions of the Board are held periodically with the absence of the Chief Executive Officer.

The Company’s leadership structure consists of varying levels of authority, responsibility and risk exposure that increase through each incremental level of management hierarchy. The senior management team reports directly to the CEO and meets collectively on a regular basis, and dialogs daily regarding the Bank’s activities. The senior management team manages every aspect of the Bank’s activities and acts as a primary communications medium across all functional areas of the organization.  This structure enables information and management guidance to flow easily up, down and horizontally.

Board’s Role in Risk Oversight

The Board is intimately engaged in overseeing the risk management of the Company, including credit risk, liquidity risk, interest rate risk, price risk, operational risk, cyber security risk, compliance risk, strategic risk, and reputational risk. This is accomplished through a strong committee system consisting of the Asset Liability (“ALCO”) Committee, the Director’s Loan Committee, the Compensation Committee, the Risk and Compliance Committee and the Audit Committee; each of which meets with scheduled frequency with its senior staff counterparts. In addition, the leadership structure of the Board of Directors (independent chair) supports the Board’s independent risk oversight role. Each of these committees is composed of directors who are familiar with their areas of responsibility. Senior management is responsible for day-to-day risk management in each functional area and report at each full Board meeting on the risk-related matters within their area of responsibility.  In addition, the Board receives and reviews minutes from each committee and additional commentary from each respective committee chair is provided as deemed appropriate. Data reviewed are both historical and forward-looking to enable the Board to look at both recent outcomes and to the likelihood of various future outcomes. The entire executive management team attends all Board meetings and remains for the duration of the meeting except when the Board goes into Executive Session. The schedule below lists all board committees and their members:

	Asset Liability (2)	Audit(1)	Compensation(1)	Executive(3)	Loan(2)	Nominating(1)	Risk and Compliance(1)
Tim W. Ball			X			X
J. Robert Buchanan	X	X
Joe M. Carter	X	X		X	X
John D. Cox	X	X	X*	X	A	X	X
Charles H. Gent, Jr.		X	X	X	A		X
Eugene Hearl	X	X	X		X		X
Harold Lynn Keene, Jr.	X	X*		X*	X		X
Michael G. McGlothlin	X					X*	X
Fred W. Meade			X		X	X
B. Scott White	X	X	X		X	X	X*

(1)	Company Committee
(2)	Bank Committee
(3)	Committee of both Company and Bank (No Company meetings held during 2017)
*	Committee Chair
A	Alternate Member

Board Committees & Committee Meeting Attendance

The Boards of the Company and the Bank are identical in membership.  The Boards have standing executive, nominating, audit and compensation committees (or committees performing similar functions) as listed below. The Board of Directors has adopted charters for its Audit Committee, Compensation Committee, ALCO Committee, and Nominating Committee to define the duties and responsibilities of those committees. These charters are available on our website at www.npbankshares.com. The Board had established a Risk and Compliance Committee in conjunction with its formal written agreement with the Federal Reserve Bank of Richmond and the Virginia State Corporation Commission Bureau of Financial Institutions (“Written Agreement”.) The Written Agreement was terminated effective January 20, 2016; however, the Risk and Compliance Committee still continues as a committee of the Company and Bank. The Board may, from time to time, establish committees for specific, designated purposes.

There were twelve meetings of the Company’s Board of Directors in 2017. Each of our directors, with the exceptions of Eugene Hearl and Charles Gent, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the director served. We encourage, but do not require, members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2017 annual meeting of shareholders.

Executive Committee - The Company and the Bank each also have an Executive Committee that when necessary, is empowered to act on behalf of the full Board, on routine matters, between scheduled Board meetings. The Executive Committee did not meet in 2017.

Nominating Committee - The Nominating Committee was created in May 2006 to propose prospective members for nomination to the Board of Directors. All decisions by the Nominating Committee relating to the nominations of prospective Board members are reported to the full Board of Directors. All of the members of the Committee are independent as defined in the NASDAQ Stock Market Listing Rules. The Nominating Committee met two times in 2017 at which time the recommendations for nominees in the 2017 proxy were discussed for the Board of Directors’ approval.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Nominating Committee if the Committee receives timely written notice, in proper form, for each such recommended director candidate. If the notice is not timely and in proper form, the nominee will not be considered. Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Board.

In accordance with our Bylaws, any shareholder entitled to vote in the election of directors may directly nominate one or more persons for election as director(s) at an annual meeting if the nomination is made in writing. Any such shareholder nominations must be received by our Secretary within the timeframe set forth in “Proposals for 2019 Annual Meeting of Shareholders” below. To be in proper form, the notice must include (a) the name and address of the shareholder who intends to make the nomination of the person(s) and of the person(s) to be nominated; (b) a representation that the shareholder is the owner of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee for director and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, including, but not limited to, the amount and nature of his beneficial ownership of our securities and his principal occupation for the past five years; and (e) the written consent of each nominee to serve as a director if so elected.

The Nominating Committee considers, at a minimum, the following factors in recommending to the Board potential new directors, including candidates submitted by shareholders, or the continued service of existing directors:

·	the ability of the prospective nominee to represent the interests of our shareholders;
·	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
·	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and
·	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

The Board’s priorities in evaluating Board candidates and the relative weight it gives to any given characteristic will vary from time to time based on the particular needs of the Board and us at the time and based on the expertise of the incumbent members of the Board of Directors. Diversity was not considered as a factor in selecting the current directors for nomination for an additional term.

To identify candidates for nomination, the Nominating Committee does the following:

·	Establish criteria and qualifications for the selection of new directors to serve on the board.
·	Identify individuals believed to be qualified as candidates to serve on the Board (including from among those individuals recommended by shareholders) and recommend the candidates for any directorships to be filled by the Board or by the shareholders at an annual or special meeting. In addition, the Committee reviews and makes recommendations to the Board with respect to whether members of the Board should stand for re-election.
·	Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates as directors. In that connection, the Committee has sole authority to retain and to terminate any search firm used to assist it in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.
·	Review and make recommendations to the Board, as the Committee deems appropriate regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficient expertise and independent backgrounds and always consists of a majority of independent directors in accordance with NASDAQ listing standards.

Compensation Committee - The Compensation Committee of the Company reviews management’s performance and compensation, and reviews and sets guidelines for compensation of all employees, including the Company’s executive officers. Currently, the individuals serving as Chief Executive Officer and as executive officers of the Company also serve in the same capacities, respectively, for the Bank, except for Ms. Wimmer (now retired) and Mr. Beard, who only serve(d) as executive officers of the Bank and not the Company. These executive officers are presently compensated for services rendered by them to the Bank, but not for services rendered by them to the Company. All decisions by the Compensation Committees relating to the compensation of our executive officers are reported to the full Board of Directors. Except for his own compensation, Mr. Asbury provides information and advice to the Compensation Committees regarding the form and amount of compensation of executive officers. No other executive officer participates in this process with the Committee. The Compensation Committees may not delegate its authority and has not utilized a consultant.

The Chief Executive Officer does not set his own salary or bonus. The CEO sets the salary and bonuses of the other named executive officers’, and provides input to the Committees regarding his own but does not participate in the Compensation Committees discussions or approval of his own compensation. Recommendations are made by the Committee and the final decision resides with the Board of Directors.

The Compensation Committee and Board attempt to align performance and compensation based upon strategic goals that are incorporated in the Company’s budget as approved by the Board of Directors. We believe that our conservative but competitive compensation policies and practices are unlikely to create risks that are reasonably likely to have a materially adverse effect on New Peoples. As discussed in this Proxy Statement, most of the compensation that we pay consists of annually-determined salaries and bonuses. This permits the Board of Directors to review annually the budget versus actual performance, internal policy limits for various key performance ratios, asset quality ratios, interest rate sensitivity shocks, liquidity management, and capital levels before compensation is set. All of these components together with continuation of employment are assessed each year. It is at the discretion of the Board of Directors to pay cash bonuses or any other incentives if goals are met or exceeded. So, for example, in 2017 profit sharing bonuses were accrued to all qualifying employees and paid in March 2018, along with a
Christmas bonus of $500 per employee. In 2016 the Board did not pay bonuses or any other incentives based compensation to any employee except for a $500 Christmas bonus to all employees. We believe that this substantially contemporaneous approach to determining compensation is not likely to encourage excessive risk taking and in fact allows the Board to align compensation with business factors such as acceptable versus unacceptable risk taking.

The members of the Compensation Committee all of whom the Board in its business judgment has determined are independent as defined by the NASDAQ Stock Market Listing Rules. The Compensation Committee held three meetings in 2017. For additional information regarding executive compensation and the Compensation Committees, see “Executive Compensation and Related Party Transactions” below.

Audit Committee - The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of our financial statements, our compliance with legal and regulatory requirements for our accounting and reporting practices, the qualifications, independence and performance of our independent public accountants and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the our independent public accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for us. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee.

The Board in its business judgment has determined that all of the members of the Audit Committee are independent as defined by NASDAQ Stock Market Listing Rules for audit committee members and applicable SEC regulations.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Keene qualifies as an audit committee financial expert as defined by SEC regulations who is independent as defined in the NASDAQ Stock Market Rules for audit committee members.

The Audit Committee held eight meetings in 2017. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” below.

Risk and Compliance Committee – The Risk and Compliance Committee provided oversight of the Company’s and Bank’s compliance with the Written Agreement entered into on July 29, 2010 with the banking regulators. Though the Written Agreement was terminated effective January 20, 2016, the Risk and Compliance Committee continues as a committee to provide risk and regulatory oversight for the Company and Bank. This committee oversees the Bank’s risk management’s practices to ensure that management has a process in place to identify, monitor, and manage key risks. Other areas the committee will assist the board in complying with are as follows:

·	Set strategy and identify key risk related to Strategic Imperatives;
·	Monitor and oversee management’s executions of the Strategic Plan;
·	Set the Risk Appetite for the Holding Company and Subsidiaries;
·	Understand the Bank’s System of Risk Management and Control;
·	Oversee and approve the Enterprise Risk Management Policy; and
·	Have direct oversight responsibility of Strategic Risk, Reputational Risk, Operational Risk and Compliance Risk.

The Risk & Compliance Committee met four times in 2017 and reviewed the Company’s and Bank’s risk management progress, processes, and practices

EXECUTIVE COMPENSATION AND RELATED PARTY TRANSACTIONS

The following table is a summary of compensation that we paid for the fiscal years ended December 31, 2017 and 2016 to the named executive officers in all capacities in which they served:

Summary Compensation Table

Fiscal Years 2017 and 2016

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
C. Todd Asbury President and Chief Executive Officer	2017 2016	261,715 255,000	9,015 500	- -	15,661 14,512	286,391 270,012
Frank Sexton, Jr. (4) Executive Vice President and Chief Operating Officer	2017 2016	184,632 179,604	6,507 500	- -	13,295 11,897	204,434 192,001
Karen D. Wimmer (5) Executive Vice President and Director of Special Assets	2017 2016	152,123 164,800	17,677 500	- -	11,023 8,512	180,823 173,812

(1) All employees received a Christmas bonus at the discretion of the Board of Directors. For 2017 and 2016 the amount paid was $500. For 2017 profit sharing bonuses of $8,515 and $6,007 were recorded for Messrs. Asbury and Sexton, and paid in 2018. No profit sharing bonus was paid in 2016. For 2017, Ms. Wimmer received bonus payments of $4,500 in lieu of a salary increase and $12,677 to compensate her for additional time worked after she had commenced part-time status.

(2) These amounts represent the change in the actuarial present value of the accumulated benefit under the salary continuation agreement for Mr. Sexton.

(3) All benefits that might be considered of a personal nature did not exceed $10,000.

All other compensation includes amounts for Mr. Asbury representing matching contributions under the Bank’s defined contribution plan of $7,772 and $7,855 in 2017 and 2016, respectively; flexible spending amounts contributions for cafeteria plan employee benefits of $6,351 and $5,074 in 2017 and 2016, respectively; group term life insurance premiums of $875 and $858 in 2017 and 2016, respectively; and long term disability insurance premiums of $663 and $725 in 2017 and 2016, respectively.

All other compensation includes amounts for Mr. Sexton representing matching contributions under the Bank’s defined contribution plan of $5,858 and $5,706 in 2017 and 2016, respectively; contributions for cafeteria plan employee benefits of $6,351 and $5,074 in 2017 and 2016, respectively; group term life insurance premiums of $618 and $606 for 2017 and 2016, respectively; long term disability insurance premiums of $468 and $511 in 2017 and 2016.

All other compensation includes amounts for Ms. Wimmer representing matching contributions under the Bank’s defined contribution plan of $4,895 and $5,068 in 2017 and 2016, respectively; contributions for cafeteria plan employee benefits of $2,400 for 2017 and 2016, respectively; group term life insurance premiums of $196 and $566 in 2017 and 2016, respectively; long term disability insurance premiums of $363 and $478 in 2017 and 2016, respectively; and $3,169 for unused vacation during 2017.

(4) Mr. Sexton was appointed Interim Chief Financial Officer, Secretary and Treasurer of the Company and Bank on June 30, 2017 and served in this capacity until December 31, 2017.

(5) Ms. Wimmer became Executive Vice President and Director of Special Assets on January 25, 2016. Ms. Wimmer commenced part-time status on October 9, 2017 and retired December 31, 2017.

Narrative Disclosure to Summary Compensation Table

Base Salary and Bonus

Our performance, in general, is considered in determining the amount of annual salary increases. The Compensation Committee sets base salaries at levels competitive with senior executives with comparable qualifications, experience and responsibilities, of similarly sized banks. The Virginia Bankers Association Salary Survey was used for comparison of salaries paid for similar positions and responsibilities. The Compensation Committee also takes into consideration our strategic plans and Company performance, including but not limited to, branch performance, asset quality, capital management, core deposit growth, efficiency, regulatory compliance, and earnings.

The named executive officers’ annual salary is based on the above criteria as well as an assessment of their past performance and expected future contributions. In addition to the internal measures above, the Board of Directors also reviews our financial performance in relation to peer group averages in the Virginia Bankers’ Association Salary Survey. A subjective approach is used in its evaluation of these factors, and therefore the Compensation Committee does not rely on a formula or weights of specific factors.

Mr. Asbury’s salary was increased to an annual base of $262,013 in January of 2017. Mr. Sexton’s salary was increased to an annual base amount of $184,821 in January of 2017. Mr. Boczar was hired January 2, 2018 at a salary of $150,000.

Christmas bonuses were paid in the years 2017 and 2016 to all employees of the Company. For 2017 profit sharing bonuses were accrued for all eligible employees and paid in March 2018.

Other Elements of Compensation

Each named executive officer, with the exception of Mr. Boczar, is provided with the use of a company vehicle.

The Bank has established a qualified defined contribution plan that covers all full time employees including the named executive officers. Matching contributions paid by the Bank to the named executive officers is detailed in the Summary Compensation Table above.

On December 18, 2002, the Bank entered into a salary continuation agreement with Frank Sexton, Jr. If Mr. Sexton were to terminate his employment after his 65th birthday, his benefit would be $40,500 annually to be paid in 180 monthly installments for 15 years; total value is $366,348 (as of November 1, 2017).

Employment Agreements

On December 1, 2016, the Company and the Bank entered into an Employment Agreement (the “Agreement”) with Mr. Asbury. The Agreement is effective as of December 1, 2016. The term of the Agreement ends on December 1, 2019, unless earlier terminated, and the Agreement automatically renews for successive two year terms (unless terminated prior to the commencement of the renewal term).

Under Mr. Asbury’s Agreement, he is entitled to an annual base salary of $262,013 and an annual performance bonus, if any, in an amount approved by New Peoples’ Board of Directors. Mr. Asbury is also eligible to participate in any equity and/or other long-term compensation programs established by the Company as well as employee benefits, executive benefits, or perquisites approved by the Board and reimbursement of expenses and vacation as set forth in his Agreement.

The Agreement provides Mr. Asbury with severance benefits in the event of termination of his employment under certain circumstances and contains certain confidentiality and noncompetition provisions.

The Agreement provides that the executive’s employment may be terminated by the Company “With Cause” (as defined in the Agreement) or without Cause, or by the executive for “Good Reason” (as defined in the Agreement) or without Good Reason. The executive’s employment may be terminated upon a determination that the executive is disabled or automatically upon the executive’s death. If an executive’s employment is terminated by the Company for Cause or by the executive for Other than Good Reason, then under his Agreement, the executive will be entitled to receive any accrued but unpaid salary, bonus or other benefits or awards, and expense reimbursement. The foregoing amounts are referred to collectively as the “Accrued Obligations.” If an executive’s employment is terminated by the Company without Cause or by the executive for Good Reason, then, in addition to the Accrued Obligations, the executive will be entitled under his Agreement to receive the following: (i) if not connected to a Change in Control (as defined in the Agreement), a severance payment equal to two times the executive’s base salary and bonus; or (ii) if within 24 months after a Change in Control, a severance payment equal to three times the executive’s base salary and bonus unless the Change in Control is a Sale of the Company (as defined in the Agreement) in which case the severance payment is based on certain percentages of the Company’s book value received by the Company’s shareholders in the transaction.

Neither the Company nor the Bank has entered into an employment agreement with any of the other named executive officers, except as discussed above.

Employee Incentive Plans

In December of 2015, the Board of Directors approved two employee incentive plans that were in effect for 2017; a Short-Term Bonus Plan and Company-Wide Profit Sharing Plan.

The Short-Term Bonus Plan is designed to reward and recognize individual employees “on-the-spot” for extraordinary performance/accomplishments.  These bonuses are to individual employees in amounts ranging from $100 to $1,000 (with an aggregate annual amount for all short term bonuses not to exceed $25,000) and are awarded on recommendation of senior officers with the approval of the President and Chief Executive Officer. During 2017 and 2016 total bonuses of $17,250 and $11,300, respectively, were paid out under the Short-Term Bonus Plan.

The second plan is a Bank-Wide Profit Sharing Plan which allows all eligible employees of New Peoples Bank to share in the profits of the Bank when strategic goals are met.  For 2017 the Board of Directors budgeted a total of $225,000 for this plan. The Plan is designed to reward employees a percentage of his or her annual salary, or a flat dollar amount for commissioned or lower-wage employees, when the Bank meets the budgeted net income for the year. If the Bank’s net income exceeds the budgeted net income, the profit-sharing pool is increased by 10% of the excess (but in no event will the total bonus pool exceed 10% of reportable net income in any year). Similarly, if the Bank does not make its budgeted net income for the year, the bonus pool is reduced by the shortfall which is added back into net income until it equals the budgeted amount or the bonus pool is exhausted. The Board of Directors of the Bank has established an award schedule that allocates the bonus pool by percentage based on the employee’s position with the Bank. Bonuses totaling $211,219.27 were awarded under this plan for 2017 that were paid out in 2018.

For 2018, both the Short-Term Bonus Plan and the Company-Wide Profit Sharing Plan are still in effect. Under the Short-Term Bonus Plan the aggregate annual amount for all short term bonuses will not exceed $25,000 in 2018. For 2018 the Board of Directors budgeted a total amount of $251,000 for the Company-Wide Profit Sharing Plan.

Certain Relationships and Related Transactions

Certain of our directors, executive officers, and shareholders known to us who own beneficially 5% or more of our stock (and their immediate family members) have had, and expect to have in the future, lending transactions with us. Any extensions of credit to our directors, executive officers, and such shareholders are made in the ordinary course of business, were required to be on substantially the same terms, including interest rates and collateral, as comparable transactions to non-related parties at the time of the extension of credit, and did not involve more than the normal risk of collectability or present other unfavorable features.

We have not adopted a formal policy that covers the review and approval of related person transactions by our Board of Directors. The Board, however, does review all related party transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to us, the facts and the circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee has the responsibility to review significant conflicts of interest involving directors or executive officers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Elliott Davis, LLC (“Elliott Davis”) served as our independent registered public accountants with respect to the audit of our consolidated financial statements for the fiscal year ended December 31, 2017.

Elliott Davis’ report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 does not contain any adverse opinion or disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope, or accounting principles. The Audit Committee is recommending shareholder approval of the appointment of Elliott Davis as the Company’s independent registered public accounting firm for 2018.

AUDIT INFORMATION

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter can be found on our website www.npbankshares.com.

2017 and 2016 Fees of Independent Registered Public Accountants – Elliott Davis

Audit Fees - The aggregate fees billed by Elliott Davis for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2017 and 2016, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for fiscal years ending December 31, 2017 and 2016 were $84,878 and $105,786, respectively.

Audit Related Fees - The aggregate fees billed by Elliott Davis for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2017 and 2016 were $10,600 and $11,350, respectively. For both years 2017 and 2016, the fees were incurred related to audits of the 401-k benefit plan.

Tax Fees - The aggregate fees billed by Elliott Davis for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2017 and 2016 were $21,800 and $12,150, respectively. During 2017 and 2016, these services included preparation of tax returns as necessary and for NPB Capital Trusts I & 2, as well as tax compliance services.

All Other Fees - None.

Pre-Approved Services - All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Elliott Davis was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions. The Audit Committee has a policy that provides for the pre-approval of all services to be provided by its independent registered public accounting firm. The Audit Committee does not delegate to management its responsibility to pre-approve services performed by the independent registered public accounting firm. All of the services mentioned above were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee has furnished the following report:

Management is responsible for our internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. Our independent public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and Elliott Davis, our independent public accountants for 2017, the audited financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Professional Standards), as amended, including its judgments about the quality, not just the acceptability, of our accounting principles and underlying estimates in our consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with our management; and other material written communication between the independent public accountants and our management, such as any management letter or schedule of unadjusted differences.

In addition, the Audit Committee has received from the independent public accountants the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with them their independence from us and our management. Moreover, the Audit Committee has considered whether the independent public accountants’ provision of other non-audit services to us is compatible with maintaining their independence from us.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on the Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Members of the Audit Committee

Joe M. Carter

John D. Cox

Charles H. Gent, Jr.

Eugene S. Hearl

Harold Lynn Keene (Chairman)

B. Scott White

PROPOSALS FOR 2019 ANNUAL MEETING OF SHAREHOLDERS

As discussed above under “Director Nomination Process,” our Bylaws prescribe the procedures that a shareholder must follow to nominate a director. For a shareholder to nominate a candidate for director at the 2019 Annual Meeting of Shareholders, notice of the nomination must be received by our Secretary no later than March 2, 2019. The notice must describe various matters regarding the nominee and the shareholder giving the notice. Any shareholder may obtain a copy of our Bylaws, without charge, upon written request to our Secretary.

In accordance with SEC regulations, if any shareholder intends to present a proposal to be considered for inclusion in our proxy materials for our 2019 Annual Meeting, the proposal must be in proper form and must be received at our principal executive offices at 67 Commerce Drive, Honaker, Virginia 24260, no later than January 15, 2019.

In accordance with our Bylaws, if any shareholder intends to present a proposal (other than a director nomination) at the 2019 Annual Meeting of Shareholders outside of the proxy statement process, notice of the shareholder’s intention to present the proposal must be received by our Secretary no later than March 2, 2019. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. The proxy solicited by the Board of Directors for the 2019 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if we have not received notice of such proposal by March 2, 2019, in writing delivered to our Secretary.

OTHER MATTERS

THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 (THE “FORM 10-K”), AS FILED WITH THE SEC IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 (EXCLUDING EXHIBITS) IS ALSO BEING MAILED WITH THIS PROXY STATEMENT AS FILED WITH THE SEC. A COPY OF THE FORM 10-K MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO OUR SECRETARY, WHOSE ADDRESS IS POST OFFICE BOX 1810, HONAKER, VIRGINIA 24260.

New Peoples Bankshares, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Revocable Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all nominees, FOR Proposals 2, and 3.

1. Election of Directors for Terms Expiring in 2021:

	For	Withhold
01 - Joe M. Carter	☐	☐
02 - Harold Lynn Keene	☐	☐
03 - Fred W. Meade	☐	☐
04 - J. Robert Buchanan	☐	☐

Director for Term Expiring in 2019:

	For	Withhold
05 - C. Todd Asbury	☐	☐

	For	Against	Abstain
2. An Advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement	☐	☐	☐
3. The ratification of the appointment of Elliott Davis, LLC as independent registered public accounting firm for the year ending December 31, 2018	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 7 0 2 6 5 2

02SZTB

2018 Annual Meeting

2018 Annual Meeting of
New Peoples Bankshares, Inc. Shareholders
Tuesday, May 15, 2018, 6:00 p.m. Local Time
New Peoples Bank, Inc.
Abingdon Office
350 West Main Street
Abingdon, VA 24212

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Revocable Proxy — New Peoples Bankshares, Inc.

Notice of 2018 Annual Meeting of Shareholders

350 West Main Street, Abingdon, Virginia 24210

Proxy Solicited by Board of Directors for Annual Meeting – May 15, 2018 at 6:00 p.m. (local time)

The undersigned hereby appoints John D. Cox, Charles H. Gent Jr. and Eugene S. Hearl, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of New Peoples Bankshares, Inc. to be held on May 15, 2018 or at any postponement or adjournment thereof.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of New Peoples Bankshares, Inc. at the annual meeting of the stockholder's decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of New Peoples Bankshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from New Peoples Bankshares, Inc. prior to the execution of this proxy of notice of the annual meeting, audited financial statements and a proxy statement dated April 2, 2018.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

New Peoples Bankshares, Inc.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 p.m., Eastern Time, on May 15, 2018.

Vote by Internet

- Go to **www.investorvote.com/nwpp**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Revocable Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all nominees, FOR Proposals 2, and 3.

1. Election of Directors for Terms Expiring in 2021:

	For	Withhold
01 - Joe M. Carter	☐	☐
02 - Harold Lynn Keene	☐	☐
03 - Fred W. Meade	☐	☐
04 - J. Robert Buchanan	☐	☐

Director for Term Expiring in 2019:

	For	Withhold
05 - C. Todd Asbury	☐	☐

	For	Against	Abstain
2. An Advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement	☐	☐	☐
3. The ratification of the appointment of Elliott Davis, LLC as independent registered public accounting firm for the year ending December 31, 2018	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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2018 Annual Meeting

2018 Annual Meeting of
New Peoples Bankshares, Inc. Shareholders
Tuesday, May 15, 2018, 6:00 p.m. Local Time
New Peoples Bank, Inc.
Abingdon Office
350 West Main Street
Abingdon, VA 24212

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Revocable Proxy — New Peoples Bankshares, Inc.

Notice of 2018 Annual Meeting of Shareholders

350 West Main Street, Abingdon, Virginia 24210

Proxy Solicited by Board of Directors for Annual Meeting – May 15, 2018 at 6:00 p.m. (local time)

The undersigned hereby appoints John D. Cox, Charles H. Gent Jr. and Eugene S. Hearl, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of New Peoples Bankshares, Inc. to be held on May 15, 2018 or at any postponement or adjournment thereof.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of New Peoples Bankshares, Inc. at the annual meeting of the stockholder's decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of New Peoples Bankshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from New Peoples Bankshares, Inc. prior to the execution of this proxy of notice of the annual meeting, audited financial statements and a proxy statement dated April 2, 2018.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)